Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2013

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments. Effective November 12, 2012, the Company updated its name from “Entertainment Properties Trust” to “EPR Properties” to reflect the Company's expansion into additional specialty segments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Neil Sprague	Mike Hirons
Senior Vice President and General Counsel	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	214-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended December 31,		Year ended December 31,
Operating Information:	2013	2012	2013	2012
Revenue (1)	89,352	82,451	343,064	317,807
Net income available to common shareholders of
EPR Properties	57,091	18,843	156,420	93,160
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	75,547	68,615	288,822	264,862
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	135	(5,139)	2,032	(14,706)
Adjusted EBITDA - continuing operations (2)	76,643	69,806	290,777	268,340
Adjusted EBITDA - discontinued operations (2)	135	1,680	2,032	6,129
Interest expense, net (1)	20,632	20,062	81,056	76,656
Recurring principal payments	2,637	4,171	13,553	21,966
Capitalized interest	779	380	2,763	859
Straight-lined rental revenue	1,575	927	4,846	4,632
Dividends declared on preferred shares	5,951	6,849	23,806	24,854
Dividends declared on common shares	40,800	35,165	152,692	140,541
General and administrative expense	6,146	5,396	25,613	23,170

Balance Sheet Information:	December 31,
	2013	2012
Total assets	3,272,276	2,946,730
Accumulated depreciation	409,643	375,684
Total assets before accumulated depreciation (gross assets)	3,681,919	3,322,414
Unencumbered real estate assets (3)
Number	181	154
Gross book value	2,738,714	2,077,495
Annualized stabilized NOI	274,416	213,378
Total debt	1,475,336	1,368,832
Equity	1,688,014	1,459,898
Common shares outstanding	51,655	46,887
Total market capitalization (using EOP closing price)	4,360,953	3,877,060
Debt/total assets	45%	46%
Debt/total market capitalization	34%	35%
Debt/gross assets	40%	41%
Debt/Adjusted EBITDA - continuing operations (1)(4)	4.81	4.90
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.80	4.79

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012
Assets
Rental properties: (1)
Entertainment	$2,152,138	$2,065,181	$2,023,640	$2,017,909	$2,020,348	$2,012,794
Education	193,372	184,728	120,468	112,193	102,311	102,094
Recreation	158,194	70,955	70,961	70,961	69,804	33,022
Other	10,090	14,062	43,580	43,580	71,421	118,348
Less: accumulated depreciation	(409,643)	(398,356)	(395,191)	(383,651)	(376,003)	(370,173)
Land held for development	201,342	200,325	199,001	197,740	196,177	191,442
Property under development	89,473	86,048	77,492	38,369	29,376	30,486
Mortgage notes receivable: (2)
Entertainment	58,220	91,309	77,464	77,464	76,199	52,294
Education	56,505	55,412	42,647	35,904	28,945	21,216
Recreation	366,580	364,829	359,630	352,668	348,091	338,245
Other	5,032	2,521	2,521	2,521	2,517	—
Investment in a direct financing lease, net	242,212	240,990	239,803	235,302	234,089	232,855
Investment in joint ventures	5,275	13,683	12,962	12,287	11,971	11,399
Cash and cash equivalents	7,958	24,141	20,030	11,763	10,664	25,007
Restricted cash	9,714	18,110	17,030	32,614	23,991	26,138
Accounts receivable, net	42,538	40,326	39,354	38,246	38,738	35,704
Other assets	83,276	61,009	64,893	55,922	58,091	54,501
Total assets	$3,272,276	$3,135,273	$3,016,285	$2,951,792	$2,946,730	$2,915,372

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$72,327	$58,273	$51,722	$47,798	$65,481	$54,086
Common dividends payable	13,601	12,636	12,418	37,161	35,165	35,131
Preferred dividends payable	5,952	5,951	5,952	5,952	6,021	6,002
Unearned rents and interest	17,046	18,979	16,821	19,984	11,333	14,181
Line of credit	—	68,000	24,000	59,000	39,000	—
Debt	1,475,336	1,477,973	1,450,735	1,324,392	1,329,832	1,339,118
Total liabilities	1,584,262	1,641,812	1,561,648	1,494,287	1,486,832	1,448,518
Equity:
Common stock and additional paid-in- capital	2,004,397	1,825,790	1,784,123	1,775,653	1,769,711	1,754,767
Preferred stock at par value	139	139	139	139	139	135
Treasury stock	(62,177)	(62,177)	(62,169)	(61,227)	(55,308)	(49,689)
Accumulated other comprehensive income	17,193	17,536	20,392	20,114	20,622	20,629
Distributions in excess of net income	(271,915)	(288,204)	(288,225)	(277,551)	(275,643)	(259,318)
EPR Properties shareholders' equity	1,687,637	1,493,084	1,454,260	1,457,128	1,459,521	1,466,524
Noncontrolling interests	377	377	377	377	377	330
Total equity	1,688,014	1,493,461	1,454,637	1,457,505	1,459,898	1,466,854
Total liabilities and equity	$3,272,276	$3,135,273	$3,016,285	$2,951,792	$2,946,730	$2,915,372

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012
Rental revenue and tenant reimbursements:
Entertainment	$61,373	$59,352	$58,974	$59,727	$60,180	$60,633
Education	5,198	4,422	3,152	3,157	2,921	2,602
Recreation	3,751	2,682	1,782	1,909	1,502	797
Other	283	305	704	339	331	331
Mortgage and other financing income:
Entertainment	1,761	2,258	2,223	2,204	1,936	1,427
Education (1)	8,666	8,507	8,145	7,957	7,724	7,563
Recreation	8,081	8,807	7,789	7,555	7,423	7,968
Other	94	67	79	79	34	18
Other income (loss)	145	1,441	125	(29)	400	203
Total revenue	$89,352	$87,841	$82,973	$82,898	$82,451	$81,542

Property operating expense	6,413	6,579	5,990	7,034	6,915	5,939
Other expense	150	204	208	96	334	455
General and administrative expense	6,146	6,764	6,051	6,652	5,396	5,486
Costs associated with loan refinancing or payoff	—	223	5,943	—	150	477
Gain on early extinguishment of debt	—	—	—	(4,539)	—	—
Interest expense, net	20,632	20,435	20,000	19,989	20,062	19,994
Transaction costs	1,096	317	224	318	31	184
Impairment charges	—	—	—	—	1,160	—
Depreciation and amortization	14,807	13,141	13,176	12,822	12,201	11,733
Equity in income from joint ventures	230	351	466	351	358	342
Gain on sale or acquisiton, net	3,017	—	—	—	—	—
Gain on previously held equity interest	4,853	—	—	—	—	—
Income tax benefit	14,176	—	—	—	—	—
Income from continuing operations	62,384	40,529	31,847	40,877	36,560	37,616
Discontinued operations:
Income (loss) from discontinued operations	135	(195)	629	(236)	287	(355)
Impairment charges	—	—	—	—	(6,819)	(3,086)
Gain (loss) on sale of real estate	523	3,168	—	565	(747)	—
Net income	63,042	43,502	32,476	41,206	29,281	34,175
Net income attributable to noncontrolling interests	—	—	—	—	(47)	(24)
Preferred dividend requirements	(5,951)	(5,951)	(5,952)	(5,952)	(6,503)	(6,002)
Preferred share redemption costs	—	—	—	—	(3,888)	—
Net income available to common shareholders of EPR Properties	$57,091	$37,551	$26,524	$35,254	$18,843	$28,149

(1) Represents income from owned assets under a direct financing lease, seven mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$57,091	$37,551	$26,524	$35,254	$18,843	$28,149
(Gain) loss on sale or acquisition of real estate	(3,540)	(3,168)	—	(565)	747	—
Gain on previously held equity interest	(4,853)	—	—	—	—	—
Real estate depreciation and amortization	14,528	13,069	13,498	13,468	13,318	13,013
Allocated share of joint venture depreciation	64	164	162	157	150	146
Impairment charges	—	—	—	—	7,979	3,086
FFO available to common shareholders of EPR Properties	$63,290	$47,616	$40,184	$48,314	$41,037	$44,394

FFO available to common shareholders of EPR Properties	$63,290	$47,616	$40,184	$48,314	$41,037	$44,394
Add: Preferred dividends for Series C preferred shares	1,941	—	—	—	—	—
Diluted FFO available to common shareholders	$65,231	$47,616	$40,184	$48,314	$41,037	$44,394

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$63,290	$47,616	$40,184	$48,314	$41,037	$44,394
Costs associated with loan refinancing or payoff	—	223	5,943	—	150	477
Transaction costs	1,096	317	224	318	31	184
Gain on early extinguishment of debt	—	—	—	(4,539)	—	—
Preferred share redemption costs	—	—	—	—	3,888	—
Deferred income tax benefit	(14,787)	—	—	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$49,599	$48,156	$46,351	$44,093	$45,106	$45,055

FFO per common share attributable to EPR Properties:
Basic	$1.25	$1.01	$0.85	$1.03	$0.88	$0.95
Diluted	1.23	1.00	0.85	1.03	0.87	0.94
FFO as adjusted per common share attributable to EPR Properties:
Basic	$0.98	$1.02	$0.98	$0.94	$0.96	$0.96
Diluted	0.97	1.01	0.98	0.94	0.96	0.96
Shares used for computation (in thousands):
Basic	50,792	47,349	47,081	46,854	46,850	46,840
Diluted	52,933	47,524	47,294	47,047	47,090	47,090

Weighted average shares outstanding-diluted EPS	50,959	47,524	47,294	47,047	47,090	47,090
Effect of dilutive Series C preferred shares	1,974	—	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	52,933	47,524	47,294	47,047	47,090	47,090

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$63,290	$47,616	$40,184	$48,314	$41,037	$44,394
Adjustments:
Amortization of above market leases, net	48	—	—	—	—	—
Transaction costs	1,096	317	224	318	31	184
Non-real estate depreciation and amortization	278	277	277	277	276	263
Deferred financing fees amortization	1,044	1,010	988	999	994	1,047
Costs associated with loan refinancing or payoff	—	223	5,943	—	150	477
Share-based compensation expense to management and trustees	1,690	1,659	1,618	1,548	1,417	1,418
Maintenance capital expenditures (2)	(2,627)	(619)	(279)	(525)	(2,622)	(730)
Straight-lined rental revenue	(1,575)	(1,350)	(707)	(1,214)	(927)	(2,042)
Non-cash portion of mortgage and other financing income	(1,288)	(1,329)	(1,393)	(1,265)	(1,253)	(1,193)
Gain on early extinguishment of debt	—	—	—	(4,539)	—	—
Preferred share redemption costs	—	—	—	—	3,888	—
Deferred income tax benefit	(14,787)	—	—	—	—	—
AFFO available to common shareholders of EPR Properties	$47,169	$47,804	$46,855	$43,913	$42,991	$43,818

Weighted average diluted shares outstanding (in thousands)	50,959	47,524	47,294	47,047	47,090	47,090

AFFO per diluted common share	$0.93	$1.01	$0.99	$0.93	$0.91	$0.93

Dividends declared per common share	$0.79	$0.79	$0.79	$0.79	$0.75	$0.75

AFFO payout ratio (3)	85%	78%	80%	85%	82%	81%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at December 31, 2013
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan (1)	Credit Facility (2)	Senior Notes	Total	Weighted Avg Interest Rate
2014	$10,911	$—	$—	$—	$—	$10,911	6.07%
2015	10,951	95,497	—	—	—	106,448	5.73%
2016	6,767	96,144	—	—	—	102,911	6.08%
2017	3,588	73,102	—	—	—	76,690	5.91%
2018	919	12,462	265,000	—	—	278,381	2.63%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.06%
	$33,136	$277,205	$289,995	$—	$875,000	$1,475,336	5.34%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$310,341	5.93%	2.60
Fixed rate unsecured debt (1)		1,115,000	5.38%	7.51
Variable rate secured debt		24,995	0.06%	23.75
Variable rate unsecured debt (2)		25,000	1.77%	0.10
Total		$1,475,336	5.34%	6.70

(1) Includes $240 million of term loan that has been fixed through interest rate swaps through July 5, 2017.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 12/31/2013	Maturity	at 12/31/2013

	$475,000	$—	July 23, 2017	1.57%

Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $600 million, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at December 31, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	December 31, 2013	December 31, 2012

Mortgage note payable, 5.73%, settled on March 4, 2013	$—	$14,314
Mortgage note payable, 6.84%, paid in full June 20, 2013	—	92,773
Mortgage note payable, 5.58%, paid in full June 24, 2013	—	57,078
Mortgage note payable, 5.56%, due June 5, 2015	31,235	31,923
Mortgage note payable, 5.39%, due November 1, 2015	5,274	—
Mortgage notes payable, 5.77%, due November 6, 2015	65,070	67,172
Mortgage notes payable, 5.84%, due March 6, 2016	36,724	37,863
Mortgage notes payable, 6.37%, due June 30, 2016	26,406	27,156
Mortgage notes payable, 6.10%, due October 1, 2016	23,719	24,395
Mortgage notes payable, 6.02%, due October 6, 2016	17,866	18,381
Mortgage note payable, 6.06%, due March 1, 2017	9,986	10,261
Mortgage note payable, 6.07%, due April 6, 2017	10,284	10,565
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	33,660	34,600
Mortgage note payable, 5.29%, due July 1, 2017	3,746	3,881
Unsecured revolving variable rate credit facility, LIBOR + 1.40%, due July 23, 2017	—	39,000
Mortgage notes payable, 5.86% due August 1, 2017	24,387	25,053
Mortgage note payable, 6.19%, due February 1, 2018	14,486	15,084
Mortgage note payable, 7.37%, due July 15, 2018	7,498	8,698
Unsecured term loan payable, LIBOR + 1.60%, fixed through interest rate swaps at 2.51% through January 5, 2016 and 2.38% from January 5, 2016 to July 5, 2017, due July 23, 2018	265,000	240,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	10,635
Total	$1,475,336	$1,368,832

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2013

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (positive)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of December 31, 2013 and September 30, 2013 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2013 (1)	3rd Quarter 2013
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	41%	45%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	9%	10%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.7x	3.6x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	262%	232%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2013		Total Debt:		December 31, 2013
Total Assets	$3,272,276		Secured debt obligations		$335,336
Add: accumulated depreciation	409,643		Unsecured debt obligations:
Less: intangible assets	(6,811)		Unsecured debt		1,140,000
Total Assets	$3,675,108		Outsanding letters of credit		—
			Guarantees		20,430
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	December 31, 2013		Total unsecured debt obligations:		1,160,430
Unencumbered real estate assets, gross	$2,738,714		Total Debt		$1,495,766
Cash and cash equivalents	7,958
Land held for development	201,342
Property under development	89,473
Total Unencumbered Assets	$3,037,487

Consolidated Income Available for Debt Service:	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	Trailing Twelve Months
Adjusted EBITDA	$76,643	$74,294	$70,724	$69,116	$290,777
Add: Adjusted EBITDA of discontinued operations	135	10	1,201	686	2,032
Less: straight-line rental revenue	(1,575)	(1,350)	(707)	(1,214)	(4,846)
Consolidated Income Available for Debt Service	$75,203	$72,954	$71,218	$68,588	$287,963

Annual Debt Service:
Interest expense, gross	$21,416	$21,460	$20,632	$20,335	$83,843
Less: deferred financing fees amortization	(1,044)	(1,010)	(988)	(999)	(4,041)
Annual Debt Service	$20,372	$20,450	$19,644	$19,336	$79,802

Debt Service Coverage	3.7	3.6	3.6	3.5	3.6

EPR Properties
Capital Structure at December 31, 2013
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2013	Liquidation Preference	Dividend Rate	Convertible

Common shares	51,655,152	$49.16	N/A	(1)	N/A
Series C	5,400,000	$20.45	$135,000	5.750%	Y
Series E	3,450,000	$28.05	$86,250	9.000%	Y
Series F	5,000,000	$21.19	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2013 multiplied by closing price at December 31, 2013				$2,539,367
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at December 31, 2013				1,475,336
Total consolidated market capitalization				$4,360,953

(1) Total monthly dividends declared in the fourth quarter of 2013 were $0.79 per share.
(2) Excludes accrued unpaid dividends at December 31, 2013.

EPR Properties
Summary of Ratios
(Unaudited)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012

Debt to total assets (book value)	45%	49%	49%	47%	46%	46%

Debt to total market capitalization	34%	37%	35%	33%	35%	36%

Debt to gross assets	40%	44%	43%	41%	41%	41%

Debt/Adjusted EBITDA - continuing operations (1)	4.81	5.20	5.21	5.00	4.90	4.81

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.80	5.20	5.13	4.95	4.79	4.73

Secured debt to secured assets	67%	63%	65%	55%	56%	57%

Unencumbered real estate assets to total real estate assets (2)	84%	83%	83%	71%	70%	70%

Interest coverage ratio (3)	3.6	3.5	3.6	3.5	3.5	3.5

Fixed charge coverage ratio (3)	2.8	2.7	2.8	2.7	2.7	2.7

Debt service coverage ratio (3)	3.2	3.1	3.0	2.9	2.9	2.8

FFO payout ratio (4)	64%	79%	93%	77%	86%	80%

FFO as adjusted payout ratio (5)	81%	78%	81%	84%	78%	78%

AFFO payout ratio (6)	85%	78%	80%	85%	82%	81%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012
Interest Coverage Ratio (1):
Net income	$63,042	$43,502	$32,476	$41,206	$29,281	$34,175
Impairment charges	—	—	—	—	7,979	3,086
Transaction costs	1,096	317	224	318	31	184
Interest expense, gross	21,416	21,460	20,632	20,335	20,445	20,307
Depreciation and amortization	14,807	13,346	13,776	13,745	13,594	13,276
Share-based compensation expense
to management and trustees	1,690	1,659	1,618	1,548	1,417	1,418
Costs associated with loan refinancing
or payoff	—	223	5,943	—	150	477
Interest cost capitalized	(779)	(1,014)	(626)	(344)	(380)	(307)
Straight-line rental revenue	(1,575)	(1,350)	(707)	(1,214)	(927)	(2,042)
Gain on early extinguishment of debt	—	—	—	(4,539)	—	—
(Gain) loss on sale or acquisition of real estate	(3,540)	(3,168)	—	(565)	747	—
Gain on previously held equity interest	(4,853)	—	—	—	—	—
Deferred income tax benefit	(14,787)	—	—	—	—	—
Interest coverage amount	$76,517	$74,975	$73,336	$70,490	$72,337	$70,574

Interest expense, net	$20,632	$20,435	$19,972	$19,989	$20,062	$19,994
Interest income	5	11	34	2	3	6
Interest cost capitalized	779	1,014	626	344	380	307
Interest expense, gross	$21,416	$21,460	$20,632	$20,335	$20,445	$20,307

Interest coverage ratio	3.6	3.5	3.6	3.5	3.5	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$76,517	$74,975	$73,336	$70,490	$72,337	$70,574

Interest expense, gross	$21,416	$21,460	$20,632	$20,335	$20,445	$20,307
Preferred share dividends	5,951	5,951	5,952	5,952	6,503	6,002
Fixed charges	$27,367	$27,411	$26,584	$26,287	$26,948	$26,309

Fixed charge coverage ratio	2.8	2.7	2.8	2.7	2.7	2.7

Debt Service Coverage Ratio (1):
Interest coverage amount	$76,517	$74,975	$73,336	$70,490	$72,337	$70,574

Interest expense, gross	$21,416	$21,460	$20,632	$20,335	$20,445	$20,307
Recurring principal payments	2,637	2,472	4,141	4,303	4,171	5,131
Debt service	$24,053	$23,932	$24,773	$24,638	$24,616	$25,438

Debt service coverage ratio	3.2	3.1	3.0	2.9	2.9	2.8

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2013	3rd Quarter 2013	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012

Net cash provided by operating activities	$75,745	$45,649	$72,554	$40,172	$62,002	$42,001

Equity in income from joint ventures	230	351	466	351	358	342
Distributions from joint ventures	(355)	(216)	(191)	(223)	(219)	(189)
Amortization of deferred financing costs	(1,044)	(1,010)	(988)	(999)	(994)	(1,047)
Amortization of above market leases, net	(48)	—	—	—	—	—
Increase (decrease) in mortgage notes and related accrued interest receivable	(783)	2,868	(1,664)	36	(419)	791
Increase (decrease) in restricted cash	135	(565)	(10,234)	(2,946)	3,984	4,543
Increase in accounts receivable, net	2,540	1,539	1,480	339	3,149	2,182
Increase in direct financing lease receivable	1,222	1,186	1,240	1,212	1,234	1,192
Increase (decrease) in other assets	(1,172)	(2,842)	1,810	(139)	(1,682)	1,219
Decrease (increase) in accounts payable and accrued liabilities	(17,159)	9,066	(8,493)	10,520	(11,276)	1,365
Decrease (increase) in unearned rents	(2,952)	(464)	(2,167)	3,072	(2,969)	33
Straight-line rental revenue	(1,575)	(1,350)	(707)	(1,214)	(927)	(2,042)
Interest expense, gross	21,416	21,460	20,632	20,335	20,445	20,307
Interest cost capitalized	(779)	(1,014)	(626)	(344)	(380)	(307)
Transaction costs	1,096	317	224	318	31	184

Interest coverage amount (1)	$76,517	$74,975	$73,336	$70,490	$72,337	$70,574

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2013 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended December 31, 2013	Capital Spending Year Ended December 31, 2013
Development of megaplex theatres	various	Entertainment	$5,029	$53,804
Acquisition of megaplex theatres	various	Entertainment	18,082	44,107
Development of other entertainment and retail projects	various	Entertainment	1,620	4,352
Investment in unconsolidated joint ventures and funding of mortgage notes to unconsolidated joint ventures	various	Entertainment	585	13,403
Investment in mortgage notes receivable for public charter schools	various	Education	1,030	30,194
Acquisition and development of early childhood education centers	various	Education	3,089	15,159
Development of public charter school properties	various	Education	16,309	87,832
Investment in direct financing lease related to public charter school	Columbia, SC	Education	—	3,262
Acquisition and development of private schools	various	Education	19,061	19,061
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	—	4,920
Additions to mortgage note receivable for improvements at ski properties	various	Recreation	845	4,301
Development of TopGolf golf entertainment facilities	various	Recreation	13,538	46,310
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	1,096
Acquisition and development of Camelback Mountain Resort	Tannersville, PA	Recreation	70,683	70,683
Investment in casino and resort project	Sullivan County, NY	Other	1,018	5,167
Total investment spending			$150,889	$403,651
Other capital acquisitions, net	various		2,451	3,542
Total capital spending			$153,340	$407,193

2013 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Geyser Peak winery and related vineyards	Sonoma County, CA	March 2013	$24,146
Clements winery	Linden, CA	July 2013	1,252
Lockeford winery and related vineyards	Lockeford, CA	July 2013	929
Rack and Riddle custom crush and vineyards	Hopland, CA	August 2013	19,266
Geyser Peak vineyards	Sonoma County, CA	August 2013	897
Pope Valley	St. Helena, CA	October 2013	3,311

EPR Properties
Property Under Development - Investment Spending Estimates at December 31, 2013 (1)
(Unaudited, dollars in thousands)

	December 31, 2013		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	1st Quarter 2014	2nd Quarter 2014	3rd Quarter 2014	4th Quarter 2014	Total 2014	Total 2015	Total Expected Cost (2)	% Leased
Entertainment	$15,736	5	$5,127	$8,620	$7,636	$6,075	$27,458	$4,920	$48,114	100%
Education	40,821	11	25,925	41,329	35,914	24,367	127,535	—	168,356	100%
Recreation	24,966	5	15,334	21,460	9,948	6,250	52,992	—	77,957	100%
Total Build-to-Suit	81,523	21	$46,386	$71,409	$53,498	$36,692	$207,985	$4,920	$294,427
Non Build-to-Suit Development	7,950
Total Property Under Development	$89,473

		December 31, 2013	Owned Build-to-Suit In-Service Estimates
		# of Projects	1st Quarter 2014	2nd Quarter 2014	3rd Quarter 2014	4th Quarter 2014	Total 2014	Total 2015	Total In-Service (2)
Entertainment		5	$7,115	$—	$10,757	$11,000	$28,872	$19,242	$48,114
Education		11	—	18,842	76,712	72,802	168,356	—	168,356
Recreation		5	—	52,682	13,519	11,756	77,957	—	77,957
Total Build-to-Suit		21	$7,115	$71,524	$100,988	$95,558	$275,185	$19,242	$294,427

	December 31, 2013		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	1st Quarter 2014	2nd Quarter 2014	3rd Quarter 2014	4th Quarter 2014	Total 2014	Total 2015	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—	$—
Education	27,674	4	8,540	2,394	—	—	10,934	—	38,608
Recreation (3)	197,663	4	6,117	19,480	24,090	23,600	73,287	37,678	308,628
Total Build-to-Suit Mortgage Notes	225,337	8	$14,657	$21,874	$24,090	$23,600	$84,221	$37,678	$347,236
Non Build-to-Suit Mortgage Notes	261,000
Total Mortgage Notes Receivable	$486,337

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of December 31, 2013.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Certain of these mortgage agreements contain provisions that allow for a conversion to a lease structure.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's Annual Report on Form 10-K.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$56,720	$5,198	$3,751	$283	$65,952	$—	$65,952
Tenant reimbursements	4,653	—	—	—	4,653	—	4,653
Other income	5	—	—	20	25	120	145
Mortgage and other financing income	1,761	8,666	8,081	94	18,602	—	18,602
Total revenue	63,139	13,864	11,832	397	89,232	120	89,352

Property operating expense	6,181	—	—	232	6,413	—	6,413
Other expense	—	—	—	150	150	—	150
Total investment expenses	6,181	—	—	382	6,563	—	6,563
General and administrative expense	—	—	—	—	—	6,146	6,146
Transaction costs	—	—	—	—	—	1,096	1,096
EBITDA - continuing operations	$56,958	$13,864	$11,832	$15	$82,669	$(7,122)	$75,547
	69%	17%	14%	—%	100%

Add: transaction costs						1,096	1,096
Adjusted EBITDA - continuing operations							76,643

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(20,632)	(20,632)
Transaction costs						(1,096)	(1,096)
Depreciation and amortization						(14,807)	(14,807)
Equity in income from joint ventures						230	230
Gain on sale or acquisition, net						3,017	3,017
Gain on previously held equity interest						4,853	4,853
Income tax benefit						14,176	14,176
Discontinued operations:
Income from discontinued operations						135	135
Gain on sale of real estate						523	523
Net income							63,042
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$57,091

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$221,024	$15,931	$10,124	$1,630	$248,709	$—	$248,709
Tenant reimbursements	18,401	—	—	—	18,401	—	18,401
Other income	80	—	—	1,471	1,551	131	1,682
Mortgage and other financing income	8,447	33,275	32,232	318	74,272	—	74,272
Total revenue	247,952	49,206	42,356	3,419	342,933	131	343,064

Property operating expense	25,521	—	—	495	26,016	—	26,016
Other expense	—	—	—	658	658	—	658
Total investment expenses	25,521	—	—	1,153	26,674	—	26,674
General and administrative expense	—	—	—	—	—	25,613	25,613
Transaction costs	—	—	—	—	—	1,955	1,955
EBITDA - continuing operations	$222,431	$49,206	$42,356	$2,266	$316,259	$(27,437)	$288,822
	70%	16%	13%	1%	100%

Add: transaction costs						1,955	1,955
Adjusted EBITDA - continuing operations							290,777

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(6,166)	(6,166)
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(81,056)	(81,056)
Transaction costs						(1,955)	(1,955)
Depreciation and amortization						(53,946)	(53,946)
Equity in income from joint ventures						1,398	1,398
Gain on sale or acquisition, net						3,017	3,017
Gain on previously held equity interest						4,853	4,853
Income tax benefit						14,176	14,176
Discontinued operations:
Income from discontinued operations						333	333
Gain on sale of real estate						4,256	4,256
Net income							180,226
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$156,420

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$55,400	$2,921	$1,502	$331	$60,154	$—	$60,154
Tenant reimbursements	4,780	—	—	—	4,780	—	4,780
Other income	28	—	—	371	399	1	400
Mortgage and other financing income	1,936	7,724	7,423	34	17,117	—	17,117
Total revenue	62,144	10,645	8,925	736	82,450	1	82,451

Property operating expense	6,770	—	—	145	6,915	—	6,915
Other expense	—	—	—	155	155	179	334
Total investment expenses	6,770	—	—	300	7,070	179	7,249
General and administrative expense	—	—	—	—	—	5,396	5,396
Transaction costs	—	—	—	—	—	31	31
Impairment charges	—	—	—	—	—	1,160	1,160
EBITDA - continuing operations	$55,374	$10,645	$8,925	$436	$75,380	$(6,765)	$68,615
	73%	14%	12%	1%	100%

Add: transaction costs						31	31
Add: impairment charges						1,160	1,160
Adjusted EBITDA - continuing operations							69,806

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(150)	(150)
Interest expense, net						(20,062)	(20,062)
Transaction costs						(31)	(31)
Impairment charges						(1,160)	(1,160)
Depreciation and amortization						(12,201)	(12,201)
Equity in income from joint ventures						358	358
Discontinued operations:
Income from discontinued operations						287	287
Impairment charges						(6,819)	(6,819)
Loss on sale of real estate						(747)	(747)
Net income							29,281
Noncontrolling interests						(47)	(47)
Preferred dividend requirements						(6,503)	(6,503)
Preferred share redemption costs						(3,888)	(3,888)
Net income available to common shareholders of EPR Properties							$18,843

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$221,020	$8,663	$3,615	$1,219	$234,517	$—	$234,517
Tenant reimbursements	18,575	—	—	—	18,575	—	18,575
Other income	98	—	—	639	737	1	738
Mortgage and other financing income	4,308	30,130	29,440	99	63,977	—	63,977
Total revenue	244,001	38,793	33,055	1,957	317,806	1	317,807

Property operating expense	24,008	—	—	907	24,915	—	24,915
Other expense	4	—	—	739	743	639	1,382
Total investment expenses	24,012	—	—	1,646	25,658	639	26,297
General and administrative expense	—	—	—	—	—	23,170	23,170
Transaction costs	—	—	—	—	—	404	404
Impairment charges	—	—	—	—	—	3,074	3,074
EBITDA - continuing operations	$219,989	$38,793	$33,055	$311	$292,148	$(27,286)	$264,862
	76%	13%	11%	—%	100%

Add: transaction costs						404	404
Add: impairment charges						3,074	3,074
Adjusted EBITDA - continuing operations							268,340

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(627)	(627)
Interest expense, net						(76,656)	(76,656)
Transaction costs						(404)	(404)
Impairment charges						(3,074)	(3,074)
Depreciation and amortization						(46,698)	(46,698)
Equity in income from joint ventures						1,025	1,025
Discontinued operations:
Income from discontinued operations						620	620
Impairment charges						(20,835)	(20,835)
Loss on sale or acquisition of real estate, net						(27)	(27)
Net income							121,664
Noncontrolling interests						(108)	(108)
Preferred dividend requirements						(24,508)	(24,508)
Preferred share redemption costs						(3,888)	(3,888)
Net income available to common shareholders of EPR Properties							$93,160

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended December 31, 2013			For the Year Ended December 31, 2013
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$63		$63	$171	$1,514	$1,685
Tenant reimbursements	(41)	—	(41)	513	—	513
Other income	—	426	426	—	426	426
Total revenue	22	426	448	684	1,940	2,624

Property operating expense	7	—	7	75	(30)	45
Other expense	—	306	306	—	547	547
Total investment expenses	7	306	313	75	517	592
EBITDA and Adjusted EBITDA - discontinued operations	$15	$120	$135	$609	$1,423	$2,032

Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			29
Depreciation and amortization			—			(1,728)
Gain on sale of real estate			523			4,256
Income from discontinued operations			$658			$4,589

	For the Three Months Ended December 31, 2012			For the Year Ended December 31, 2012
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$1,210	$1,210	$—	$5,389	$5,389
Other income	—	2,326	2,326	—	2,325	2,325
Mortgage and other financing income	—	—	—	—	112	112
Total revenue	—	3,536	3,536	—	7,826	7,826

Property operating expense	3	(319)	(316)	15	(1,051)	(1,036)
Other expense	—	2,172	2,172	—	2,733	2,733
Total investment expenses	3	1,853	1,856	15	1,682	1,697
Impairment charges	—	6,819	6,819	—	20,835	20,835
EBITDA - discontinued operations	$(3)	$(5,136)	$(5,139)	$(15)	$(14,691)	$(14,706)

Add: impairment charges			6,819			20,835
Adjusted EBITDA - discontinued operations			$1,680			$6,129
Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			12
Impairment charges			(6,819)			(20,835)
Depreciation and amortization			(1,393)			(5,521)
Loss on sale or acquisition of real estate, net			(747)			(27)
Loss from discontinued operations			$(7,279)			$(20,242)
(1) For each of the three months and year ended December 31, 2013 and 2012, consists of certain operations that primarily related to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square.
(2) For each of the three months and year ended December 31, 2013 and 2012, consists of the operations of seven vineyard and winery properties that were sold during 2012 and 2013.

EPR Properties
Investment Information by Asset Type
As of December 31, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

	As of December 31, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,755,433	$188,387	$152,694	$7,637	$2,104,151
Add back accumulated depreciation on rental properties	396,705	4,985	5,500	2,453	409,643
Land held for development	4,457	—	—	196,885	201,342
Property under development	23,686	40,821	24,966	—	89,473
Mortgage notes and related accrued interest receivable, net	58,220	56,505	366,580	5,032	486,337
Investment in a direct financing lease, net	—	242,212	—	—	242,212
Investment in joint ventures	5,275	—	—	—	5,275
Intangible assets, gross (1)	18,444	—	—	—	18,444
Notes receivable and related accrued interest receivable, net (1)	—	4,992	—	—	4,992
Total investments (2)	$2,262,220	$537,902	$549,740	$212,007	$3,561,869
% of total investments	64%	15%	15%	6%	100%

	As of December 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,664,763	$100,666	$67,127	$52,537	$1,885,093
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	355,585	1,645	2,677	15,777	375,684
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	191,720	196,177
Property under development	20,952	4,582	3,842	—	29,376
Mortgage notes and related accrued interest receivable, net	76,199	28,945	348,091	2,517	455,752
Investment in a direct financing lease, net	—	234,089	—	—	234,089
Investment in joint ventures	11,971	—	—	—	11,971
Intangible assets, gross (1)	14,327	—	—	—	14,327
Notes receivable and related accrued interest receivable, net (1)	183	3,728	—	993	4,904
Total investments (2)	$2,148,437	$373,655	$421,737	$266,651	$3,210,480
% of total investments	67%	12%	13%	8%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2013 and 2012 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2013	12/31/2012
Intangible assets, gross	$18,444	$14,327
Less: accumulated amortization on intangible assets	(11,633)	(11,006)
Notes receivable and related accrued interest receivable, net	4,992	4,904
Prepaid expenses and other current assets	48,129	30,187
Total other assets	$59,932	$38,412

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of December 31, 2013
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended December 31, 2013 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended December 31, 2013	% of Total Revenue

2014	—		$—	—	—		$—	—
2015	3		9,627	3%	—		—	—
2016	4		9,412	3%	—		—	—
2017	4		7,336	2%	1		445	—%
2018	18		30,469	9%	—		—	—
2019	8		22,628	7%	—		—	—
2020	7		9,206	3%	—		—	—
2021	6		9,174	3%	—		—	—
2022	12		22,199	6%	—		—	—
2023	6		12,178	4%	—		—	—
2024	10		16,556	5%	—		—	—
2025	6		12,504	4%	—		—	—
2026	4		5,671	2%	—		—	—
2027	2		3,384	1%	—		—	—
2028	2		1,272	—%	—		—	—
2029	15	(2)	14,125	4%	—		—	—
2030	—		—	—	—		—	—
2031	4		3,772	1%	11	(4)	10,362	3%
2032	3	(3)	2,039	1%	13	(5)	13,809	4%
2033	6		1,617	—%	18	(6)	13,015	4%
Thereafter	1		146	—	6		6,687	2%
	121		$193,315	56%	49		$44,318	13%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only, which together represent approximately 69% of total revenue for the trailing twelve months ended December 31, 2013. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.
(2) All of these theatre properties are leased under a master lease.
(3) All of these threatre properties are leased under a master lease.
(4) Five of these public charter school properties are leased under a master lease to Imagine.
(5) Six of these public charter school properties are leased under a master lease to Imagine.
(6) Sixteen of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2013	Total Revenue	December 31, 2013	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,579	24%	$85,138	25%
2.	Cinemark USA, Inc.	Entertainment	8,050	9%	26,535	8%
3.	Imagine Schools, Inc.	Education	7,274	8%	28,731	8%
4.	Regal Cinemas, Inc.	Entertainment	6,448	7%	23,082	7%
5.	Peak Resorts, Inc.	Recreation	4,657	5%	18,331	5%
6.	Carmike Cinemas, Inc.	Entertainment	3,555	4%	11,018	3%
7.	SVVI, LLC	Recreation	3,354	4%	13,984	4%
8.	Southern Theatres, LLC	Entertainment	3,016	4%	11,931	4%
9.	Cineplex, Inc.	Entertainment	1,886	2%	7,689	2%
10.	TopGolf USA	Recreation	1,577	2%	5,748	2%

	Total		$61,396	69%	$232,187	68%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2013	December 31, 2012
Mortgage note and related accrued interest receivable, 9.00%, paid in full on May 31, 2013	$—	$1,710
Mortgage note, 9.50%, paid in full on October 8, 2013	—	17,979
Mortgage note, 10.00%, due April 1, 2016	42,907	42,907
Mortgage note receivable and related accrued interest receivable, 5.50%, due November 1, 2016	2,511	—
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,517
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	183,465	178,545
Mortgage note, 10.00%, due August 29, 2020	1,112	—
Mortgage note, 10.11%, due March 10, 2027	10,972	10,945
Mortgage notes, 10.77%, due April 3, 2027	63,500	62,500
Mortgage note, 9.98%, due October 30, 2027	47,029	45,714
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,659	19,471
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note, 10.20%, due December 19, 2032	4,509	2,550
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,717	5,787
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	20,802	—
Mortgage note, 11.31%, due May 31, 2033	13,086	4,930
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,455	1,977
Mortgage note and related accrued interest receivable, 9.50%, due June 30, 2033	6,872	—
Total mortgage notes and related accrued interest receivable	$486,337	$455,752

Payments Due on Mortgage Notes Receivable

	As of December 31, 2013
Year:
2014	$751
2015	878
2016	46,297
2017	1,154
2018	168
Thereafter	437,089
Total	$486,337

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	December 31, 2013	December 31, 2012
Note and related accrued interest receivable, 10.00%,
due July 19, 2014	$1,300	$—
Note and related accrued interest receivable, 9.23%,
due August 31, 2015	3,692	3,728
Note and related accrued interest receivable, 6.00%,
paid in full on August 9, 2013	—	1,116
Other	—	183
Total notes and related accrued interest receivable	$4,992	$5,027
Less: Loan loss reserves	—	(123)
Total notes and related accrued interest receivable, net	$4,992	$4,904

(1) Included in other assets in the consolidated balance sheets as of December 31, 2013 and 2012 in the Company's Annual Report on Form 10-K.

Payments due on Notes Receivable

	As of December 31, 2013
Year:
2014	$1,411
2015	3,581
Total	$4,992

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt and deferred income tax benefit (expense) . FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt and adding or subtracting (as applicable) deferred income tax expense or benefit. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain or loss on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.